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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 25, 2000

                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

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
           New York                          1-4224                     11-1890605
 (State or Other Jurisdiction             (Commission                (I.R.S. Employer
       of Incorporation)                  File Number)               Identification No.)

2211 South 47th Street, Phoenix, Arizona                                    85034
(Address of Principal Executive Offices)                                 (Zip Code)
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      Registrant's Telephone Number, Including Area Code - (480) 643-2000


                                 Not Applicable
          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events.

         Exhibit 10 to this Report contains the Avnet 1999 Stock Option Plan.

         Exhibit 24 to this Report contains the Powers of Attorney with respect to the execution of Avnet's Annual Report on Form 10-K.

         Exhibit 99 to this Report is an Amendment to Employment Agreement between the Registrant and Roy Vallee.

Item 7.  Financial Statements and Exhibits.

                  (a) Inapplicable.

                  (b) Inapplicable.

                  (c) Exhibits:

                  10. Avnet 1999 Stock Option Plan.

                  24. Powers of Attorney.

                  99. Amendment dated September 20, 2000 to Employment
                      Agreement dated September 25, 1997 between the Registrant and Roy Vallee.

No other item of this report form is presently applicable to the Registrant.


                                S I G N A T U R E

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 AVNET, INC.
                                                 (Registrant)


Date: September 21, 2000                By:      /s/ Raymond Sadowski
                                                     Raymond Sadowski
                                                     Senior Vice President and
                                                     Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit Number                     Description of Exhibit
--------------                     ----------------------
     10                            Avnet 1999 Stock Option Plan

     24                            Powers of Attorney

     99 Amendment dated September 20, 2000 to Employment Agreement dated September 25, 1997 between the Registrant and Roy Vallee.
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